Income Taxes (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Taxes (Details) [Line Items]
Statutory rate	21.00%	21.00%
Federal net operating loss carry forwards (in Dollars)	$ 19.7	$ 7.7
Federal net operating loss carry forwards, description	which expire between 2036 and 2037. The remaining balance of approximately $12.0 million will never expire but its utilization is limited to 80% of taxable income in any future year.
Net deferred tax assets valuation allowance equal percent	46.00%	48.00%
Unrecognized tax benefits, period increase (decrease)	12 months
Management [Member]
Income Taxes (Details) [Line Items]
Net deferred tax assets valuation allowance equal percent	100.00%	100.00%